Exhibit 99.2

First Watch Announces Acquisition of Six Franchise Restaurants
in Georgia and South Carolina

BRADENTON, Fla. – August 9, 2023 – First Watch Restaurant Group, Inc. (NASDAQ: FWRG) (“First Watch” or the “Company”), the leading Daytime Dining concept, announced that it has acquired, effective today six of its previously franchise-owned restaurants, one restaurant under construction and corresponding development rights in Georgia and South Carolina.
“We are excited to welcome our newest teams in Georgia and South Carolina to the First Watch company-owned system and we are thankful for a successful transition from our wonderful franchise partners who began operating their first restaurant in 2018,” said Chris Tomasso, First Watch CEO and President. “We continue to execute on our long-term growth strategy by acquiring 17 franchise restaurants so far this year. We look forward to serving new communities and empowering our new restaurant teams in our You First culture.”
The acquisition was funded with cash on hand.
About First Watch
First Watch is an award-winning Daytime Dining concept serving made-to-order breakfast, brunch and lunch using fresh ingredients. A recipient of hundreds of local "Best Breakfast" and "Best Brunch" accolades, First Watch's chef-driven menu includes elevated executions of classic favorites along with First Watch specialties such as the protein-packed Quinoa Power Bowl®, Farm Stand Breakfast Tacos, Avocado Toast, Chickichanga, Morning Meditation (juiced in-house daily), Spiked Lavender Lemonade and its signature Million Dollar Bacon. In 2023, First Watch was named the top restaurant brand in Yelp's inaugural list of the top 50 most-loved brands in the U.S. In 2022, First Watch was awarded a sought-after MenuMasters honor by Nation's Restaurant News for its seasonal Braised Short Rib Omelet, recognized with ADP's coveted Culture at Work Award and named a Most Loved Workplace® in Newsweek by the Best Practice Institute. In 2021, First Watch was recognized as FSR Magazine's Best Menu and as the fastest-growing full-service restaurant chain based on unit growth. There are more than 490 First Watch restaurants in 29 states, and the restaurant concept is majority owned by Advent International, one of the world's largest private-equity firms. For more information, visit www.firstwatch.com.

Forward-Looking Statements
In addition to historical information, this release contains a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, information concerning First Watch’s acquisitions of franchise-owned restaurants, possible or assumed future results of operations, new restaurant openings, business strategies, competitive position, industry environment, potential growth opportunities and the effects of regulation. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “target,” “may,” “will,” “should,” “future,” “propose,” “preliminary,” “outlook,” “guidance,” “on track” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Forward-looking statements in this press release are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: uncertainty regarding ongoing hostility between Russia and Ukraine and the related impact on macroeconomic conditions, including inflation, as a result of such conflict or other related events; our vulnerability to changes in economic conditions and consumer preferences; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; adverse effects of the COVID-19 pandemic or other infectious diseases; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same-restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; unsuccessful financial performance of our franchisees; our limited control over our franchisees’ operations; our inability to maintain good relationships with our franchisees; conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media; our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify, hire, train and retain qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; failure to comply with covenants under our credit facility; and the interests of our majority stockholder may differ from those of public stockholders. For additional discussion of factors that could impact our operational and financial results, please refer to our filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.
Investor Relations Contact:
Steve L. Marotta
941-500-1918
investors@firstwatch.com
Media Relations Contact:
FirstWatch@icrinc.com